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- -----------------------------------------------------------------------------

                                   XOMED, INC.

                                       AND

                             MICROTEK MEDICAL, INC.



                            ------------------------
                            ASSET PURCHASE AGREEMENT
                            ------------------------


                               for the exchange of

                machinery, equipment and inventory of Xomed, Inc.
                     in the manufacture and distribution of
                       equipment drapes and patient drapes

                                       for

         machinery, equipment and inventory of Microtek Medical, Inc.
             used in its Head & Neck division in the manufacture
                 of vent tubes, middle ear prostheses and burs


                            ------------------------
                            Dated as of June 27, 1995
                            ------------------------


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- -----------------------------------------------------------------------------

                                TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
SECTION 1.     DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . .   1

SECTION 2.     PURCHASE AND SALE OF THE PURCHASED ASSETS . . . . . . . . . .   5

     SECTION 2.1.   Transfer of Assets . . . . . . . . . . . . . . . . . . .   5
     SECTION 2.2.   Sale at Closing Date . . . . . . . . . . . . . . . . . .   6
     SECTION 2.3.   Mechanics of Transfer. . . . . . . . . . . . . . . . . .   6
     SECTION 2.4.   Subsequent Documentation . . . . . . . . . . . . . . . .   6
     SECTION 2.5.   Excluded Assets. . . . . . . . . . . . . . . . . . . . .   7
     SECTION 2.6.   Assumption of Liabilities. . . . . . . . . . . . . . . .   7
     SECTION 2.7.   Closing. . . . . . . . . . . . . . . . . . . . . . . . .   8

SECTION 3.     PURCHASE PRICE. . . . . . . . . . . . . . . . . . . . . . . .   8

     SECTION 3.1.   Purchase Price . . . . . . . . . . . . . . . . . . . . .   8
     SECTION 3.2.   Allocation of Purchase Price . . . . . . . . . . . . . .   9
     SECTION 3.3.   Physical Count and Valuation of Xomed Drape
                    Inventory. . . . . . . . . . . . . . . . . . . . . . . .   9
     SECTION 3.4.   Physical Count and Valuation of Microtek
                    Head & Neck Inventory. . . . . . . . . . . . . . . . . .   9
     SECTION 3.5.   Valuation of Xomed Drape Equipment . . . . . . . . . . .  10
     SECTION 3.6.   Valuation of Microtek Head & Neck Equipment. . . . . . .  10
     SECTION 3.7.   Transfer Taxes . . . . . . . . . . . . . . . . . . . . .  10

SECTION 4.     REPRESENTATIONS AND WARRANTIES OF XOMED . . . . . . . . . . .  10

     SECTION 4.1.   Corporate Organization . . . . . . . . . . . . . . . . .  11
     SECTION 4.2.   Authorization and Validity of Agreement. . . . . . . . .  11
     SECTION 4.3.   No Conflict or Violation . . . . . . . . . . . . . . . .  11
     SECTION 4.4.   Valuation of Inventory and Equipment . . . . . . . . . .  11
     SECTION 4.5.   Title to Xomed Transferred Assets. . . . . . . . . . . .  12
     SECTION 4.6.   Xomed Drape Intellectual Property. . . . . . . . . . . .  12
     SECTION 4.7.   Litigation . . . . . . . . . . . . . . . . . . . . . . .  12
     SECTION 4.8.   Xomed Drape Equipment. . . . . . . . . . . . . . . . . .  13
     SECTION 4.9.   Xomed Drape Inventory. . . . . . . . . . . . . . . . . .  13
     SECTION 4.10.  FDA Matters. . . . . . . . . . . . . . . . . . . . . . .  13
     SECTION 4.11.  Compliance with Law. . . . . . . . . . . . . . . . . . .  13
     SECTION 4.12.  Xomed Drape Assumed Contracts. . . . . . . . . . . . . .  13


                                     (i)

SECTION 5.     REPRESENTATIONS AND WARRANTIES OF MICROTEK. . . . . . . . . .  13

     SECTION 5.1.   Corporate Organization . . . . . . . . . . . . . . . . .  13
     SECTION 5.2.   Authorization and Validity of Agreement. . . . . . . . .  14
     SECTION 5.3.   No Conflict or Violation . . . . . . . . . . . . . . . .  14
     SECTION 5.4.   Valuation of Inventory and Equipment . . . . . . . . . .  14
     SECTION 5.5.   Title to Microtek Transferred Assets . . . . . . . . . .  15
     SECTION 5.6.   Microtek Head & Neck Intellectual Property . . . . . . .  15
     SECTION 5.7.   Litigation . . . . . . . . . . . . . . . . . . . . . . .  15
     SECTION 5.8.   Microtek Head & Neck Equipment . . . . . . . . . . . . .  16
     SECTION 5.9.   Microtek Head & Neck Inventory . . . . . . . . . . . . .  16
     SECTION 5.10.  FDA Matters. . . . . . . . . . . . . . . . . . . . . . .  16
     SECTION 5.11.  Compliance with Law. . . . . . . . . . . . . . . . . . .  16
     SECTION 5.12.  Microtek Head & Neck Assumed Contracts . . . . . . . . .  16

SECTION 6.     MUTUAL COVENANTS. . . . . . . . . . . . . . . . . . . . . . .  16

     SECTION 6.1.   Post-Closing Orders. . . . . . . . . . . . . . . . . . .  16
     SECTION 6.2.   Bulk Sales Act . . . . . . . . . . . . . . . . . . . . .  17
     SECTION 6.3.   Access to Records After Closing Date . . . . . . . . . .  17
     SECTION 6.4.   Noncompete . . . . . . . . . . . . . . . . . . . . . . .  17
     SECTION 6.5.   Product Returns, Credit and Other Allowances . . . . . .  18
     SECTION 6.6.   Use of Tradenames. . . . . . . . . . . . . . . . . . . .  19

SECTION 7.     CONDITIONS PRECEDENT TO XOMED'S OBLIGATIONS . . . . . . . . .  19

     SECTION 7.1.   Representations and Warranties True at Closing . . . . .  19
     SECTION 7.2.   Compliance with Agreement. . . . . . . . . . . . . . . .  19
     SECTION 7.3.   Bring-Down Certificates of Microtek. . . . . . . . . . .  19
     SECTION 7.4.   Casualty . . . . . . . . . . . . . . . . . . . . . . . .  20
     SECTION 7.5.   Consulting Services and Noncompete Agreement . . . . . .  20
     SECTION 7.6.   Manufacturing Agreement. . . . . . . . . . . . . . . . .  20
     SECTION 7.7.   International Product Management Agreement . . . . . . .  20
     SECTION 7.8.   Sterilization Agreement. . . . . . . . . . . . . . . . .  20
     SECTION 7.9.   Opinion of Counsel . . . . . . . . . . . . . . . . . . .  20
     SECTION 7.10.  Microtek Inventory Schedule. . . . . . . . . . . . . . .  20
     SECTION 7.11.  Instruments of Transfer. . . . . . . . . . . . . . . . .  20
     SECTION 7.12.  Release of Security Interests. . . . . . . . . . . . . .  20

SECTION 8.     CONDITIONS PRECEDENT TO MICROTEK'S OBLIGATIONS. . . . . . . .  20

     SECTION 8.1.   Representations and Warranties True at Closing . . . . .  21
     SECTION 8.2.   Compliance with Agreement. . . . . . . . . . . . . . . .  21
     SECTION 8.3.   Bring-Down Certificates of Xomed . . . . . . . . . . . .  21


                                     (ii)

     SECTION 8.4.   Casualty . . . . . . . . . . . . . . . . . . . . . . . .  21
     SECTION 8.5.   Consulting Services and Noncompete Agreement . . . . . .  21
     SECTION 8.6.   Manufacturing Agreement. . . . . . . . . . . . . . . . .  21
     SECTION 8.7.   International Product Management Agreement . . . . . . .  21
     SECTION 8.8.   Sterilization Agreement. . . . . . . . . . . . . . . . .  21
     SECTION 8.9.   Opinion of Counsel . . . . . . . . . . . . . . . . . . .  21
     SECTION 8.10.  Xomed Inventory Schedule . . . . . . . . . . . . . . . .  22
     SECTION 8.11.  Instruments of Transfer. . . . . . . . . . . . . . . . .  22
     SECTION 8.12.  Release of Security Interests. . . . . . . . . . . . . .  22

SECTION 9.     INDEMNIFICATION . . . . . . . . . . . . . . . . . . . . . . .  22

     SECTION 9.1.   Xomed's Indemnification. . . . . . . . . . . . . . . . .  22
     SECTION 9.2.   Microtek's Indemnification . . . . . . . . . . . . . . .  22
     SECTION 9.3.   Claims Procedures. . . . . . . . . . . . . . . . . . . .  23

SECTION 10.    NATURE AND SURVIVAL OF REPRESENTATIONS. . . . . . . . . . . .  24

SECTION 11.    MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . .  25

     SECTION 11.1.  Successors and Assigns . . . . . . . . . . . . . . . . .  25
     SECTION 11.2.  Governing Law, Jurisdiction. . . . . . . . . . . . . . .  25
     SECTION 11.3.  Expenses . . . . . . . . . . . . . . . . . . . . . . . .  25
     SECTION 11.4.  Broker's and Finder's Fees . . . . . . . . . . . . . . .  25
     SECTION 11.5.  Force Majeure. . . . . . . . . . . . . . . . . . . . . .  25
     SECTION 11.6.  Severability . . . . . . . . . . . . . . . . . . . . . .  25
     SECTION 11.7.  Notices. . . . . . . . . . . . . . . . . . . . . . . . .  26
     SECTION 11.8.  Amendments; Waivers. . . . . . . . . . . . . . . . . . .  27
     SECTION 11.9.  Public Announcements . . . . . . . . . . . . . . . . . .  27
     SECTION 11.10. Entire Agreement . . . . . . . . . . . . . . . . . . . .  27
     SECTION 11.11. Parties in Interest. . . . . . . . . . . . . . . . . . .  27
     SECTION 11.12. Section and Paragraph Headings . . . . . . . . . . . . .  27
     SECTION 11.13. Counterparts . . . . . . . . . . . . . . . . . . . . . .  28


                                     (iii)

EXHIBITS

Exhibit A-1 - Form of Microtek Note A
Exhibit A-2 - Form of Microtek Note B
Exhibit A-3 - Form of Microtek Note C
Exhibit B   - Form of Manufacturing Agreement
Exhibit C   - Form of Gary Tatge Consulting Services
              and Noncompete Agreement
Exhibit D-1 - Form of opinion of Crouch & Hallett
Exhibit D-2 - Form of opinion of Willkie Farr & Gallagher
Exhibit E   - Form of International Product Management
              Agreement
Exhibit F   - Form of Sterilization Agreement



SCHEDULES

Schedule 1  - Microtek Head & Neck Products Assumed Contracts
Schedule 2  - Microtek Head & Neck Products Intellectual Property
Schedule 3  - Xomed Drape Assumed Contracts
Schedule 4  - Xomed Drape Intellectual property
Schedule 5  - Allocation of Purchase Price
Schedule 6  - Xomed Drape Inventory Categories
Schedule 7  - Microtek Head & Neck Products Inventory Categories
Schedule 8  - Xomed Drape Equipment
Schedule 9  - Microtek Head & Neck Products Equipment
Schedule 10 - Xomed Drape Products FDA Schedule
Schedule 11 - Microtek Head & Neck Products FDA Schedule
Schedule 12 - Microtek Litigation


                                     (iv)

                            ASSET PURCHASE AGREEMENT

                ASSET PURCHASE AGREEMENT, dated as of June 27, 1995, between XOMED, INC., a Delaware corporation ("Xomed"), and MICROTEK MEDICAL, INC., a Delaware corporation ("Microtek").

                              W I T N E S S E T H:

          WHEREAS, Xomed manufactures and distributes equipment drapes and patient drapes (the "Xomed Drape Products");

          WHEREAS, Microtek manufactures vent tubes, middle ear prostheses and burs (the "Microtek Head & Neck Products");

          WHEREAS, Xomed desires to purchase certain assets of Microtek related to the Microtek Head & Neck Products from Microtek, and Microtek desires to sell such assets to Xomed, upon the terms and subject to the conditions set forth in this Agreement;

          WHEREAS, Microtek desires to purchase certain assets of Xomed related to the Xomed Drape Products from Xomed, and Xomed desires to sell such assets to Microtek, upon the terms and subject to the conditions set forth in this Agreement;

          NOW, THEREFORE, in consideration of the foregoing and the respective covenants and agreements hereinafter contained, the parties hereby agree as follows:

          SECTION 1.  DEFINITIONS.

          As used in this Agreement, the following terms shall have the following meanings:

          "Book Value Difference" shall mean an amount equal to (a) the sum of
(i) the Xomed Inventory Value plus (ii) the Xomed Equipment Value minus (b) the sum of (i) the Microtek Inventory Value plus (ii) the Microtek Equipment Value, which amount may be positive or negative;

          "Closing" shall mean the date specified in Section 2.7;

          "Closing Date" shall mean the date specified in Section 2.7;

          "Consulting Services and Noncompete Agreement" shall mean the agreement between Xomed and Gary Tatge in the form of Exhibit C attached hereto and made a part hereof;

          "International Product Management Agreement" shall mean the agreement between Xomed and Microtek in the form of Exhibit E attached hereto and made a part hereof;

          "Liens" shall mean any liens, charges, encumbrances or security interests;

          "Manufacturing Agreement" shall mean the agreement between Xomed and Microtek in the form of Exhibit B attached hereto and made a part hereof;

          "Microtek" shall have the meaning set forth in the Recitals hereto;

          "Microtek Equipment Value" shall mean the amount specified in Section 3.6;

          "Microtek Head & Neck Products" shall have the meaning set forth in the Recitals hereto;

          "Microtek Head & Neck Assumed Contracts" shall mean all of the contracts and agreements listed on Schedule 1 hereto;

          "Microtek Head & Neck Equipment" shall mean the machinery and equipment identified on Schedule 9 hereto;

          "Microtek Head & Neck Files and Records" shall mean all files and records of Microtek specifically relating to the Microtek Head & Neck Products, whether in hard copy or magnetic format, including research and development files, Federal Food and Drug Administration and other United States and foreign governmental agency/instrumentality files pertaining to the Microtek Head & Neck Products (including registrations, as applicable), market studies, copies of consumer complaint files and response letters, outlines of production, production and sales histories, quality control histories, both of Microtek and any third-party contract manufacturers, and manufacturing know-how;

          "Microtek Head & Neck Intellectual Property" shall mean:

          (a) all copyrights (whether registered or unregistered), trademarks and service marks (whether registered or unregistered), patents, patent applications or inventions for which patent applications have not been filed, which are used by Microtek and are unique to the manufacture or the distribution of the Microtek Head & Neck Products, including such of the foregoing as are listed on Schedule 2 hereto; and

          (b) all trade secrets, confidential or proprietary information and other know-how, information, documents or materials owned, developed or possessed by Microtek, whether tangible or intangible in form, which are used by Microtek and are unique to the manufacture or the distribution of the Microtek Head & Neck Products;

          "Microtek Head & Neck Inventory" shall mean (i) all the Microtek Head & Neck Products finished goods inventory owned by Microtek on the Closing Date and located within the United States, together with raw materials, work in progress and packaging supplies used by Microtek exclusively in the production or sale of Microtek Head & Neck Products, and (ii) any and all rights of Microtek to the warranties received from its suppliers with respect to such inventory (to the extent assignable) and related claims, credits, rights of recovery and offset with respect thereto; PROVIDED, HOWEVER, that the Microtek Head & Neck Inventory shall not include inventory owned by foreign subsidiaries of Microtek;

          "Microtek Head & Neck Purchase Price" shall have the meaning set forth in Section 3.1(b);

          "Microtek Inventory Cap" shall mean a dollar amount equal to the dollar amount of Xomed Drape Inventory determined in accordance with Section 3.3;

          "Microtek Inventory Schedule" shall have the meaning set forth in
Section 3.4(b);

          "Microtek Inventory Value" shall mean the amount specified in Section 3.4(b);

          "Microtek Loan Agreement" shall mean the Credit Agreement, dated as of October 1, 1991 and as amended to date, by and among Microtek, certain subsidiaries of Microtek and Chemical Bank, as agent;

          "Microtek Note A" shall mean the promissory note of Microtek substantially in the form of Exhibit A-1 attached hereto and made a part hereof;

          "Microtek Note B" shall mean the promissory note of Microtek substantially in the form of Exhibit A-2 attached hereto and made a part hereof;

          "Microtek Note C" shall mean the promissory note of Microtek substantially in the form of Exhibit A-3 attached hereto and made a part hereof;

          "Microtek Transferred Assets" shall refer collectively to the Microtek Head & Neck Equipment, the Microtek Head & Neck Inventory, the Microtek Head & Neck Intellectual Property and the Microtek Head & Neck Files and Records;

          "Person" shall mean any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or Government;

          "Sterilization Agreement" shall mean the agreement between Xomed and Microtek in the form of Exhibit F attached hereto and made a part hereof;

          "Xomed" shall have the meaning set forth in the Recitals hereto;

          "Xomed Drape Assumed Contracts" shall mean all of the contracts and agreements listed on Schedule 3 hereto;

          "Xomed Drape Equipment" shall mean the machinery and equipment identified on Schedule 8 hereto;

          "Xomed Drape Files and Records" shall mean all files and records of Xomed specifically relating to the Xomed Drape Products, whether in hard copy or magnetic format, including research and development files, Federal Food and Drug Administration and other United States and foreign governmental agency/instrumentality files pertaining to the Xomed Drape Products (including registrations, as applicable), market studies, copies of consumer complaint files and response letters, outlines of production, production and sales histories, quality control histories, both of Xomed and any third-party contract manufacturers, and manufacturing know-how;

          "Xomed Drape Intellectual Property" shall mean:

          (a) all copyrights (whether registered or unregistered), trademarks and service marks (whether registered or unregistered), patents, patent applications or inventions for which patent applications have not been filed, which are used by Xomed and are unique to the manufacture or the distribution of the Xomed Drape Products, including such of the foregoing as are listed on
Schedule 4 hereto; and

          (b) all trade secrets, confidential or proprietary information and other know-how, information, documents or materials owned, developed or possessed by Xomed, whether tangible or intangible in form, which are used by Xomed and are unique to the manufacture or the distribution of the Xomed Drape Products;

          "Xomed Drape Inventory" shall mean (i) all the Xomed Drape finished goods inventory owned by Xomed on the Closing Date and located within the United States, together with raw materials, work in progress and packaging supplies used by Xomed exclusively in the production or sale of Xomed Drape Products, and
(ii) any and all rights of Xomed to the warranties received from its suppliers with respect to such inventory (to the extent assignable) and related claims, credits, rights of recovery and offset with respect thereto; PROVIDED, HOWEVER, that the Xomed Drape
Inventory shall not include inventory owned by foreign subsidiaries of Xomed;

          "Xomed Drape Products" shall have the meaning set forth in the Recitals;

          "Xomed Drape Purchase Price" shall have the meaning set forth in
Section 3.1 (a);

          "Xomed Equipment Value" shall mean the amount specified in Section
3.5;

          "Xomed Inventory Schedule" shall have the meaning set forth in Section 3.3(b);

          "Xomed Inventory Value" shall mean the amount specified in Section 3.3(b);

          "Xomed Loan Agreement" shall mean the Credit Agreement, dated as of April 15, 1994, among Bank of Boston Connecticut, Merocel Corporation, Xomed, Xomed-Treace, P.R. Inc. and Xomed Surgical Products, Inc. (f/k/a Merocel/Xomed Holdings, Inc.), as amended;

          "Xomed Transferred Assets" shall refer collectively to the Xomed Drape Equipment, the Xomed Drape Inventory, Xomed Drape Intellectual Property and Xomed Drape Files and Records.

          SECTION 2.  PURCHASE AND SALE OF THE PURCHASED ASSETS.

          SECTION 2.1. TRANSFER OF ASSETS. (a) Subject to the terms and conditions set forth herein, Xomed shall sell, convey, transfer, assign and deliver to Microtek, and Microtek shall purchase and accept from Xomed, on the Closing Date, all right, title and interest of Xomed in and to the Xomed Transferred Assets, wherever located, free and clear of any Liens.

          (b) Subject to the terms and conditions set forth herein, Microtek shall sell, convey, transfer, assign and deliver to Xomed, and Xomed shall purchase and accept from Microtek, on the Closing Date, all right, title and interest of Microtek in and to the Microtek Transferred Assets, wherever located, free and clear of any Liens.

          SECTION 2.2. SALE AT CLOSING DATE. (a) The sale, transfer, assignment and delivery by Xomed of the Xomed Transferred Assets to Microtek, as provided herein, shall be effected on the Closing Date by bills of sale, endorsements, assignments and other instruments of transfer and conveyance satisfactory in form and substance to counsel for Microtek.

          (b) The sale, transfer, assignment and delivery by Microtek of the Microtek Transferred Assets to Xomed, as provided herein, shall be effected on the Closing Date by bills of sale, endorsements, assignments and other instruments of transfer and conveyance satisfactory in form and substance to counsel for Xomed.

          SECTION 2.3.  MECHANICS OF TRANSFER.  Without limiting the foregoing:

          (a) all of the Xomed Drape Inventory shall be delivered to Microtek, at Microtek's cost, no later than July 5, 1995;

          (b) the Xomed Drape Equipment shall be delivered to Microtek, at Microtek's cost, no later than six (6) months following the Closing Date in accordance with the terms and conditions of the Manufacturing Agreement;

          (c) all of the Microtek Head & Neck Inventory shall be delivered to Xomed, at Xomed's cost, no later than July 5, 1995;

          (d) the Microtek Head & Neck Equipment shall be delivered to Xomed, at Xomed's cost, no later than six (6) months following the Closing Date in accordance with the terms and conditions of the Manufacturing Agreement;

          SECTION 2.4. SUBSEQUENT DOCUMENTATION. (a) Xomed shall, at any time and from time to time within thirty (30) days after the Closing Date, upon the request of Microtek and at the expense of Xomed, do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, all such further deeds, assignments, transfers and conveyances as may be required for the better assigning, transferring, granting, conveying and confirming to Microtek or its successors and assigns, or for aiding and assisting in collecting and reducing to possession, any or all of the Xomed Transferred Assets.

          (b)  Microtek shall, at any time and from time to time within thirty
(30) days after the Closing Date, upon the request of Xomed and at the expense of Microtek, do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, all such further deeds, assignments, transfers and conveyances as may be required for the better assigning, transferring, granting, conveying and confirming to Xomed or its successors and assigns, or for aiding and assisting in collecting and reducing to possession, any or all of the Microtek Transferred Assets.

          SECTION 2.5. EXCLUDED ASSETS. (a) Microtek shall not hereby acquire any interest in any assets of Xomed other than the Xomed Transferred Assets.

          (b) Xomed shall not hereby acquire any interest in any assets of Microtek other than the Microtek Transferred Assets.

          SECTION 2.6. ASSUMPTION OF LIABILITIES. (a) On the Closing Date, Microtek shall assume and agree to pay, perform and discharge all of the obligations, debts and liabilities of Xomed under the Xomed Drape Assumed Contracts on and after the Closing Date. Such assumption shall be pursuant to an Assignment and Assumption Agreement in form and substance reasonably satisfactory to counsel for Xomed and Microtek. Microtek shall not assume or pay, perform or discharge, nor shall Microtek be responsible, directly or indirectly for any other debts, obligations, contracts or liabilities of Xomed, including without limitation, any liability for product liability actions arising from the sale of any Xomed Drape finished goods delivered to a customer prior to the Closing Date.

          (b) On the Closing Date, Xomed shall assume and agree to pay, perform and discharge all of the obligations, debts and liabilities of Microtek under the Microtek Head & Neck Assumed Contracts on and after the Closing Date. Such assumption shall be pursuant to an Assignment and Assumption Agreement in form and substance reasonably satisfactory to counsel for Xomed and Microtek. Xomed shall not assume or pay, perform or discharge, nor shall Xomed be responsible, directly or indirectly for any other debts, obligations, contracts or liabilities of Microtek, including without limitation, any liability for product liability actions arising from the sale of any Microtek Head & Neck Products finished goods delivered to a customer prior to the Closing Date.

          (c) To the extent that the assignment of any assumed contract shall require the consent of the other party thereto, this Agreement shall not constitute an agreement to assign the same if an attempted assignment would constitute a breach thereof. Each party will use its best efforts to obtain such consent of the other parties to such contracts for the assignment thereof. If such consent is not obtained in respect of any such assumed contract, each party will cooperate with the other party in any reasonable arrangement requested by such other party to provide for such other party the benefits under any such assumed contract.

          SECTION 2.7. CLOSING. Subject to the conditions set forth in Sections 7 and 8 of this Agreement, the closing (the "Closing") will take place at the offices of Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, New York, New York 10022, on July 3, 1995 (the "Closing Date").

          SECTION 3.  PURCHASE PRICE.

          SECTION 3.1. PURCHASE PRICE. (a) The purchase price to be paid by Microtek to Xomed for the sale and transfer of the Xomed Transferred Assets (the "Xomed Drape Purchase Price") shall be an amount equal to the sum of (i) the Xomed Inventory Value plus (ii) the Xomed Equipment Value plus (iii) $2,650,000. Microtek shall pay the Xomed Purchase Price to Xomed on the Closing Date by:

     (x)  transferring the Microtek Transferred Assets to Xomed as set forth in
          Section 2 hereof; and

     (y) paying the sum of $1,325,000, plus the Book Value Difference to Xomed by wire transfer of immediately available funds to the account of Xomed with Bank of Boston Connecticut (ABA number: 011000390; account number: 54149357) and paying the sum of $1,325,000 by delivering to Xomed (A) the Microtek Note A in the principal amount of $1,125,000,
          (B) the Microtek Note B in the principal amount of $100,000 and (C) the Microtek Note C in the principal amount of $100,000.

          (b) The purchase price to be paid by Xomed to Microtek for the sale and transfer of the Microtek Transferred Assets (the "Microtek Head & Neck Purchase Price") shall be an amount equal to the sum of (i) the Microtek Inventory Value plus (ii) the Microtek Equipment Value. Xomed shall pay the Microtek Head & Neck Purchase Price to Microtek on the Closing Date by transferring the Xomed Transferred Assets to Microtek as set forth in Section 2 hereof (less the cash adjustment to be paid by Microtek to Xomed equal to the Book Value Difference pursuant to Section 3.1(a)(y)).

          SECTION 3.2. ALLOCATION OF PURCHASE PRICE. The Xomed Drape Purchase Price and the Microtek Head & Neck Purchase Price shall be allocated among the Xomed Transferred Assets and the Microtek Transferred Assets, respectively, in accordance with Schedule 5 and that Xomed and Microtek shall reflect such allocation on any returns required to be filed with the U.S. Internal Revenue Service or any other foreign or state tax authority because of this transaction.


          SECTION 3.3.  PHYSICAL COUNT AND VALUATION OF XOMED DRAPE INVENTORY.
(a) On the second day prior to the Closing Date, at each site where Xomed Drape Inventory is located, representatives of Xomed and Microtek shall take a physical count of the Xomed Drape Inventory. Upon completion of each portion of the physical count, such Xomed and Microtek representatives shall immediately consult and seek in good faith to reach agreement on the count of the number of merchantable (as to Xomed Drape finished goods) and usable (as to raw materials, work in progress and packaging supplies) units of each type of Xomed Drape Inventory. Between the time on which such physical count of the Xomed Drape Inventory is completed and time of transfer of the Xomed Drape Inventory specified in Section 2.3(a), Xomed shall not (i) sell any of the Xomed Drape Inventory or (ii) permit any Xomed Drape Inventory to be removed from the site of the physical count.

          (b) Attached hereto on Schedule 6 is a list of each category of Xomed Drape Inventory and its per unit book value, as derived from the books and records of Xomed. On or before the Closing Date, Xomed shall prepare a schedule of inventory (the "Xomed Inventory Schedule") showing the number of units of each category of Xomed Drape Inventory, as determined under Section 3.3(a), multiplied by the price per unit of that category as set forth on Schedule 6. The Xomed Inventory Value shall be an amount equal to the aggregate dollar amount shown on the Xomed Inventory Schedule.

          SECTION 3.4. PHYSICAL COUNT AND VALUATION OF MICROTEK HEAD & NECK INVENTORY. (a) On the second day prior to the Closing Date, at each site where Microtek Head & Neck Inventory is located, representatives of Microtek and Xomed shall take a physical count of the Microtek Head & Neck Inventory. Upon completion of each portion of the physical count, Microtek and Xomed representatives shall immediately consult and seek in good faith to reach agreement on the count of the number of merchantable (as to Microtek Head & Neck Products finished goods) and usable (as to raw materials, work in progress and packaging supplies) units of each type of Microtek Head & Neck Inventory. Between the time on which such physical count of the Microtek Head & Neck Inventory is completed and time of transfer of the Microtek Head & Neck Inventory specified in Section 2.3(c), Microtek shall not (i) sell any of the Microtek Head & Neck Inventory or (ii) permit any Microtek Head & Neck Inventory to be removed from the site of the physical count.

          (b) Attached hereto on Schedule 7 is a list of each category of Microtek Head & Neck Inventory and its per unit book value, as derived from the books and records of Xomed. On or before the Closing Date, Microtek shall prepare a schedule of inventory (the "Microtek Inventory Schedule") showing the number of units of each category of Microtek Head & Neck Inventory, as determined under Section 3.4(a), multiplied by the price per unit of that category as set forth on Schedule 7. The Microtek Inventory Value shall be an amount equal to the lesser of (i) the aggregate dollar amount shown on the Microtek Inventory Schedule and (ii) the Microtek Inventory Cap.

          SECTION 3.5.  VALUATION OF XOMED DRAPE EQUIPMENT.  Attached hereto on
Schedule 8 is a list of each item of Xomed Drape Equipment, setting forth for each item (a) the location of such item, (b) the historical cost of such item and (c) the depreciated book value of such item as of May 31, 1995. The Xomed Equipment Value shall be an amount equal to the sum of the book values of each item of equipment listed on Schedule 8.

          SECTION 3.6. VALUATION OF MICROTEK HEAD & NECK EQUIPMENT. Attached hereto on Schedule 9 is a list of each item of Microtek Head & Neck Equipment, setting forth for each item (a) the location of such item, (b) the historical cost of such item and (c) the depreciated book value of such item as of May 31, 1995. The Microtek Equipment Value shall be equal to the sum of the book values of each item of equipment listed on Schedule 9.

          SECTION 3.7. TRANSFER TAXES. Each party shall be liable for and shall pay all state, provincial and local sales taxes payable in connection with the other party's conveyance and transfer of assets to such party, including, without limitation, stamp taxes, transfer taxes, and all recording and filing fees that may be imposed by reason of the sale, transfer, assignment and delivery of such assets, whether arising before, on or after the Closing Date.

          SECTION 4.  REPRESENTATIONS AND WARRANTIES OF XOMED.

          Xomed hereby represents and warrants to Microtek as follows:

          SECTION 4.1. CORPORATE ORGANIZATION. Xomed is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to own its properties and assets and to conduct its businesses as now conducted.

          SECTION 4.2.  AUTHORIZATION AND VALIDITY OF AGREEMENT.   Xomed has all
requisite corporate power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the performance of Xomed's obligations hereunder have been duly authorized by all necessary corporate action by the Board of Directors and stockholders of Xomed and no other corporate proceedings on the part of Xomed are necessary to authorize such execution, delivery and performance. This Agreement has been duly executed by Xomed and constitutes its valid and binding obligation, enforceable against it in accordance with its terms.

          SECTION 4.3. NO CONFLICT OR VIOLATION. The execution, delivery and performance by Xomed of this Agreement (i) do not and will not violate or conflict with any provision of the Certificate of Incorporation or By-laws of Xomed, (ii) do not and will not violate any provision of law, or any order, judgment or decree of any court or other governmental or regulatory authority having jurisdiction over Xomed, the Xomed Drape Products or the Xomed Transferred Assets, and (iii) do not violate, result in a breach of or constitute (with due notice or lapse of time or both) a default under any contract, lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which Xomed is a party or by which it is bound or to which any of the Xomed Transferred Assets is subject; PROVIDED that the sale of the Xomed Transferred Assets by Xomed requires the consent of Bank of Boston Connecticut under the terms of the Xomed Loan Agreement, which consent shall be obtained on or prior to the Closing Date.

          SECTION 4.4. VALUATION OF INVENTORY AND EQUIPMENT. The unit book values for the Xomed Drape Inventory set forth on Schedule 6 and the book values for the Xomed Drape Equipment set forth on Schedule 8 are derived from the books and records of Xomed, which books and records have been maintained in accordance with U.S. generally accepted accounting principles applied on a basis consistent with Xomed's December 31, 1994 audited financial statements. Further, (i) the values of the Xomed Drape Inventory reflected on such Schedule 6 are stated at cost and (ii) the values of the Xomed Drape Equipment reflected on such Schedule 8 are stated at their fully depreciated book values through May 31, 1995.

          SECTION 4.5. TITLE TO XOMED TRANSFERRED ASSETS. Except for the security interest of Bank of Boston Connecticut under the Xomed Loan Agreement, Xomed is the owner of the Xomed Transferred Assets with good title thereto, free and clear of any mortgage, lien, charge, security interest, adverse claim or other encumbrance.

          SECTION 4.6. XOMED DRAPE INTELLECTUAL PROPERTY. Except as described on Schedule 4, Xomed is the beneficial owner of all right, title and interest in the Xomed Drape Intellectual Property and the registered owner of all right, title and interest in the items listed on Schedule 4. Xomed is not aware of any material reason why any of the Xomed Drape Intellectual Property should not be assignable to Microtek nor is Xomed aware of any material reason why Microtek would not have right to bring an enforceable proceeding with respect to any such Xomed Drape Intellectual Property, it being understood that such right to bring an enforceable proceeding does not imply any representation by Xomed that should Microtek attempt to bring any proceeding it would prevail. To the best of Xomed's knowledge and except as described in Schedule 4, there are no infringements, threats of infringements, or asserted or unasserted claims by Xomed of infringements or misappropriation of any of the Xomed Drape Intellectual Property in the United States nor are there any asserted or unasserted claims by Xomed contesting or challenging the right, title or interest of any other Person in any of the Xomed Drape Intellectual Property. There are no outstanding threatened or actual claims asserted against Xomed alleging the infringement or misappropriation by Xomed of any intellectual property of any other party that may materially affect the Xomed Transferred Assets or the revocation, withdrawal, expiration, abandonment or breach of any right to use the Xomed Drape Intellectual Property in the United States and Xomed has not been notified of any such claim of any Person.

          SECTION 4.7. LITIGATION. There are no actions, suits, proceedings, investigations, arbitration proceedings or other proceedings pending or, to the best knowledge of Xomed, threatened against or affecting the Xomed Transferred Assets at law or in equity or by or before any federal, provincial, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or by or before any arbitrator which actions, suits or arbitration proceedings relate to the Xomed Transferred Assets, and there is not presently outstanding against Xomed any judgment, decree, injunction, rule, order or award of any court, arbitrator, governmental department, commission, board, bureau, agency, instrumentality, domestic or foreign, relating to the Xomed Transferred Assets.

          SECTION 4.8. XOMED DRAPE EQUIPMENT. The Xomed Drape Equipment, as a whole, is in good operating condition, ordinary wear and tear excepted, and is useable in the ordinary course of business.

          SECTION 4.9. XOMED DRAPE INVENTORY. The Xomed Drape Inventory is of a type, quality and quantity useable and saleable in the ordinary course of the business related to the Xomed Drape Products.

          SECTION 4.10. FDA MATTERS. Except as set forth on Schedule 10, no Xomed Drape Product requires any approval of the United States Food and Drug Administration (the "FDA"), for the purpose for which it is being manufactured, assembled or sold. FDA approval has been obtained for each Xomed Drape Product listed on Schedule 10. Xomed has not received any notice of any action or proceeding in the FDA, including, but not limited to, recall procedures, pending or, to the knowledge of Xomed, threatened against Xomed relating to safety or efficacy of any of the Xomed Drape Products.

          SECTION 4.11. COMPLIANCE WITH LAW. To Xomed's best knowledge, the manufacture of the Xomed Drape Products by Xomed's contract manufacturers conforms in all respects to current FDA "good manufacturing practices".

          SECTION 4.12. XOMED DRAPE ASSUMED CONTRACTS. Xomed has performed all material obligations required to be performed by it to date under, and is not in default or delinquent in performance, status or any other material respect (claimed or actual) in connection with, any Xomed Drape Assumed Contract, and no event has occurred which, with due notice or lapse of time or both, would constitute such a default. To the best knowledge of Xomed, no other party to any Xomed Drape Assumed Contract is in default in respect thereof, and no event has occurred which, with due notice or lapse of time or both, would constitute such a default. Xomed has delivered to Microtek or its representatives true and complete originals or copies of all the Xomed Drape Assumed Contracts.

          SECTION 5.  REPRESENTATIONS AND WARRANTIES OF MICROTEK.

          Microtek hereby represents and warrants to Xomed as follows:

          SECTION 5.1. CORPORATE ORGANIZATION. Microtek is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to own its properties and assets and to conduct its businesses as now conducted.

          SECTION 5.2.  AUTHORIZATION AND VALIDITY OF AGREEMENT.   Microtek
has all requisite corporate power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the performance of Microtek's obligations hereunder have been duly authorized by all necessary corporate action by the Board of Directors and stockholders of Microtek and no other corporate proceedings on the part of Microtek are necessary to authorize such execution, delivery and performance. This Agreement has been duly executed by Microtek and constitutes its valid and binding obligation, enforceable against it in accordance with its terms.

          SECTION 5.3. NO CONFLICT OR VIOLATION. The execution, delivery and performance by Microtek of this Agreement (i) do not and will not violate or conflict with any provision of the Certificate of Incorporation or By-laws of Microtek, (ii) do not and will not violate any provision of law, or any order, judgment or decree of any court or other governmental or regulatory authority having jurisdiction over Microtek, the Microtek Head & Neck Products or the Microtek Transferred Assets, and (iii) do not violate, result in a breach of or constitute (with due notice or lapse of time or both) a default under any contract, lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which Microtek is a party or by which it is bound or to which any of the Microtek Transferred Assets is subject; PROVIDED that the sale of the Microtek Transferred Assets by Microtek requires the consent of Chemical Bank under the terms of the Microtek Loan Agreement, which consent shall be obtained on or prior to the Closing Date.

          SECTION 5.4. VALUATION OF INVENTORY AND EQUIPMENT. The unit book values for the Microtek Head & Neck Product Inventory set forth on Schedule 7 and the book values for the Microtek Head & Neck Product Equipment set forth on Schedule 9 are derived from the books and records of Microtek, which books and records have been maintained in accordance with U.S. generally accepted accounting principles applied on a basis consistent with Microtek's November 30, 1994 audited financial statements. Further, the values of the Microtek Head & Neck Inventory reflected on such Schedule 7 are stated at cost and
(ii) the values of the Microtek Head & Neck Equipment reflected on such
Schedule 9 are stated at their fully depreciated book values through May 31, 1995.

          SECTION 5.5. TITLE TO MICROTEK TRANSFERRED ASSETS. Except for the security interest of Chemical Bank under the Microtek Loan Agreement, Microtek is the owner of the Microtek Transferred Assets with good title thereto, free and clear of any mortgage, lien, charge, security interest, adverse claim or other encumbrance.

          SECTION 5.6. MICROTEK HEAD & NECK INTELLECTUAL PROPERTY. Except as described on Schedule 2, Microtek is the beneficial owner of all right, title and interest in the Microtek Head & Neck Intellectual Property and the registered owner of all right, title and interest in the items listed on
Schedule 2. Microtek is not aware of any material reason why any of the Microtek Head & Neck Intellectual Property should not be assignable to Xomed nor is Microtek aware of any material reason why Xomed would not have right to bring an enforceable proceeding with respect to any such

Microtek Head & Neck Intellectual Property, it being understood that such right to bring an enforceable proceeding does not imply any representation by Microtek that should Xomed attempt to bring any proceeding it would prevail. To the best of Microtek's knowledge and except as described in Schedule 2, there are no infringements, threats of infringements, or asserted or unasserted claims by Microtek of infringements or misappropriation of any of the Microtek Head & Neck Intellectual Property in the United States nor are there any asserted or unasserted claims by Microtek contesting or challenging the right, title or interest of any other Person in any of the Microtek Head & Neck Intellectual Property. There are no outstanding threatened or actual claims asserted against Microtek alleging the infringement or misappropriation by Microtek of any intellectual property of any other party that may materially affect the Microtek Transferred Assets or the revocation, withdrawal, expiration, abandonment or breach of any right to use the Microtek Head & Neck Intellectual Property in the United States and Microtek has not been notified of any such claim of any Person.

          SECTION 5.7. LITIGATION. Other than as disclosed on Schedule 12, there are no actions, suits, proceedings, investigations, arbitration proceedings or other proceedings pending or, to the best knowledge of Microtek, threatened against or affecting the Microtek Transferred Assets at law or in equity or by or before any federal, provincial, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or by or before any arbitrator which actions, suits or arbitration proceedings relate to the Microtek Transferred Assets, and there is not presently outstanding against Microtek any judgment, decree, injunction, rule, order or award of any court, arbitrator, governmental department, commission, board, bureau, agency, instrumentality, domestic or foreign, relating to the Microtek Transferred Assets.

          SECTION 5.8. MICROTEK HEAD & NECK EQUIPMENT. The Microtek Head & Neck Equipment, as a whole, is in good operating condition, ordinary wear and tear excepted, and is useable in the ordinary course of business.

          SECTION 5.9. MICROTEK HEAD & NECK INVENTORY. The Microtek Head & Neck Inventory is of a type, quality and quantity useable and saleable in the ordinary course of the business related to the Microtek Head & Neck Products.

          SECTION 5.10. FDA MATTERS. Except as set forth on Schedule 11, no Microtek Head & Neck Product requires any approval of the FDA, for the purpose for which it is being manufactured, assembled or sold. FDA approval has been obtained for each Microtek Head & Neck Product listed on Schedule
11. Microtek has not received any notice of any action or proceeding in the FDA, including, but not limited to, recall procedures, pending or, to the knowledge of Microtek, threatened against Microtek relating to safety or efficacy of any of the Microtek Head & Neck Products.

          SECTION 5.11. COMPLIANCE WITH LAW. To Microtek's best knowledge, the manufacture of the Microtek Head & Neck Products by Microtek's contract manufacturers conforms in all respects to current FDA "good manufacturing practices".

          SECTION 5.12. MICROTEK HEAD & NECK ASSUMED CONTRACTS. Microtek has performed all material obligations required to be performed by it to date under, and is not in default or delinquent in performance, status or any other material respect (claimed or actual) in connection with, any Microtek Head & Neck Assumed Contract, and no event has occurred which, with due notice or lapse of time or both, would constitute such a default. To the best knowledge of Microtek, no other party to any Microtek Head & Neck Assumed Contract is in default in respect thereof, and no event has occurred which, with due notice or lapse of time or both, would constitute such a default. Microtek has delivered to Xomed or its representatives true and complete originals or copies of all the Microtek Head & Neck Assumed Contracts.

          SECTION 6.  MUTUAL COVENANTS.

          SECTION 6.1. POST-CLOSING ORDERS. (a) From and after the Closing Date, Xomed shall promptly (but in no event later than two (2) business days after receipt by Xomed's customer service department) deliver any purchase orders and refer all inquiries it shall receive with respect to the Xomed Drape Products to Microtek.

          (b) From and after the Closing Date, Microtek shall promptly (but in no event later than two (2) business days after receipt by Microtek's customer service department) deliver any purchase orders and refer all inquiries it shall receive with respect to the Microtek Head & Neck Products to Xomed.

          SECTION 6.2. BULK SALES ACT. Each party hereby waives compliance with any applicable bulk sales act governing the purchase and sale of the Microtek Transferred Assets and the Xomed Transferred Assets.

          SECTION 6.3. ACCESS TO RECORDS AFTER CLOSING DATE. (a) For a period of three years after the Closing Date, Xomed and its representatives shall have reasonable access to all of the books and records of Microtek with respect to periods prior to the Closing Date to the extent that such access may reasonably be required by Xomed in connection with matters relating to or affected by the Microtek Head & Neck Products prior to the Closing Date. Microtek shall afford such access upon receipt of reasonable advance notice and during normal business hours. Xomed shall be solely responsible for any costs or expenses incurred by it pursuant to this Section 6.3(a). If Microtek shall desire to dispose of any of such books and records prior to the expiration of such three-year period, Microtek shall, prior to such disposition, give Xomed a reasonable opportunity, at Xomed's expense, to segregate and remove such books and records as Xomed may elect.

          (b) For a period of three years after the Closing Date, Microtek and its representatives shall have reasonable access to all of the books and records of Xomed with respect to periods prior to the Closing Date to the extent that such access may reasonably be required by Microtek in connection with matters relating to or affected by the Xomed Drape Products prior to the Closing Date. Xomed shall afford such access upon receipt of reasonable advance notice and during normal business hours. Microtek shall be solely responsible for any costs or expenses incurred by it pursuant to this Section 6.3(b). If Xomed shall desire to dispose of any of such books and records prior to the expiration of such three-year period, Xomed shall, prior to such disposition, give Microtek a reasonable opportunity, at Microtek's expense, to segregate and remove such books and records as Microtek may elect.

          SECTION 6.4. NONCOMPETE. (a) For and in consideration of the agreements and undertakings of Microtek under this Agreement, Xomed covenants and agrees that it will not, during a period of 60 months after the Closing Date, without the written consent of Microtek, directly or indirectly, as owner, partner, stockholder, agent, lender, consultant or similar capacity, have any financial interest in, or be associated with any person engaged in, or itself conduct, the manufacture or distribution of any product that competes with the Xomed Drape Products; PROVIDED, HOWEVER, that each foreign subsidiary of Xomed shall be (i) entitled to sell Xomed Drape Products owned by it on the Closing Date and (ii) permitted to act as a distributor for Microtek after the Closing.

          (b) For and in consideration of the agreements and undertakings of Xomed under this Agreement, Microtek covenants and agrees that it will not, during a period of 60 months after the Closing Date, without the written consent of Xomed, directly or indirectly, as owner, partner, stockholder, agent, consultant or similar capacity, have any financial interest in, or be associated with any person engaged in, or itself conduct, the manufacture of any product that competes with the Microtek Head & Neck Products; PROVIDED, HOWEVER, that each foreign subsidiary of Xomed shall be (i) entitled to sell Microtek Head & Neck Products owned by it on the Closing Date and (ii) permitted to act as a distributor for Xomed after the Closing.

          (c) Each party agrees that a monetary remedy for a breach of the covenants set forth in this Section 6.4 will be inadequate and impracticable and further agree that breaching party would cause irreparable harm to the non-breaching party, and that the non-breaching party shall be entitled to temporary and permanent injunctive relief without the necessity of proving actual damages. In the event of such a breach, the breaching party agrees that the non-breaching party shall be entitled to such injunctive relief, including temporary restraining orders, preliminary injunctions and permanent injunctions as a court of competent jurisdiction shall determine. If any provision of this Section 6.4 is determined by a court of competent jurisdiction to be invalid in part, it shall be curtailed, both as to time and location, to the minimum extent required for its validity under the applicable law and shall be binding and enforceable with respect to the breaching party as so curtailed.

          SECTION 6.5. PRODUCT RETURNS, CREDIT AND OTHER ALLOWANCES. (a) Xomed agrees that after the Closing Date, it shall be responsible for servicing product returns, customer credits, freight reimbursements and other customer and delivery allowances that directly relate to sales of Xomed Drape Inventory that occurred prior to the Closing Date. In the event that any of the Xomed Drape Inventory sold prior to the Closing Date is returned to Xomed thereafter, Xomed shall deliver such inventory to Microtek within ninety (90) days after its receipt thereof.

          (b) Microtek agrees that after the Closing Date, it shall be responsible for servicing product returns, customer credits, freight reimbursements and other customer and delivery allowances that directly relate to sales of Microtek Head & Neck Inventory that occurred prior to the Closing Date. In the event that any of the Microtek Head & Neck Inventory sold prior to the Closing Date is returned to Microtek thereafter, Microtek shall deliver such inventory to Xomed within ninety (90) days after its receipt thereof.

          SECTION 6.6. USE OF TRADENAMES. From and after the Closing Date and through March 31, 1996, each party hereby grants a non-exclusive license to the other party to use its tradename solely in connection with the sale of Xomed Drape Products or Microtek Head & Neck Products that are in existence on the Closing Date or are manufactured in accordance with the Manufacturing Agreement. Such license shall permit the licensee (i) to distribute its product in the packaging materials of the licensor and (ii) to use the sales and marketing materials of the licensor in furtherance of its selling efforts.

          SECTION 7.  CONDITIONS PRECEDENT TO XOMED'S OBLIGATIONS.

          The obligations of Xomed hereunder are subject to the conditions that on or prior to the Closing Date:

          SECTION 7.1. REPRESENTATIONS AND WARRANTIES TRUE AT CLOSING. The representations and warranties of Microtek contained in this Agreement (including the Schedules hereto) or in any certificate or document delivered pursuant to the provisions hereof or in connection with the transactions contemplated hereby shall be true and correct on and as of the Closing Date as though such representations and warranties were made at and as of such date, except as otherwise contemplated herein.

          SECTION 7.2. COMPLIANCE WITH AGREEMENT. Microtek shall have performed and complied with all agreements and covenants required by this Agreement to be performed or complied with by them prior to or at the Closing.

          SECTION 7.3. BRING-DOWN CERTIFICATES OF MICROTEK. Microtek shall have delivered to Xomed copies of the resolutions of the Board of Directors of Microtek authorizing the transactions contemplated herein, with such resolutions to be certified to be true and correct by its Secretary or Assistant Secretary of Microtek, dated the Closing Date, certifying in such detail as Xomed may reasonably request, to the fulfillment of the conditions specified in Sections 7.1 and 7.2.

          SECTION 7.4. CASUALTY. No substantial portion of the Microtek Transferred Assets shall have been stolen, taken by eminent domain or subject to condemnation nor shall any fire, accident, flood or other casualty or act of God or a public enemy have resulted in a material adverse effect on the assets, business, operations or prospects of the Microtek Head & Neck Products business.

          SECTION 7.5. CONSULTING SERVICES AND NONCOMPETE AGREEMENT. Gary Tatge shall have entered into the Consulting Services and Noncompete Agreement with Xomed.

          SECTION 7.6. MANUFACTURING AGREEMENT. Microtek shall have executed the Manufacturing Agreement.

          SECTION 7.7. INTERNATIONAL PRODUCT MANAGEMENT AGREEMENT. Microtek shall have executed the International Product Management Agreement.

          SECTION 7.8. STERILIZATION AGREEMENT. Microtek shall have executed the Sterilization Agreement.

          SECTION 7.9. OPINION OF COUNSEL. Xomed shall have received from Crouch & Hallett, L.L.P., counsel to Microtek, an opinion in the form of Exhibit D-1.

          SECTION 7.10. MICROTEK INVENTORY SCHEDULE. Xomed shall have received the Microtek Inventory Schedule and agreed to the valuations set forth therein.

          SECTION 7.11. INSTRUMENTS OF TRANSFER. Xomed shall have received such bills of sale, endorsements, assignments and other instruments of transfer and conveyance that are satisfactory in form and substance to counsel for Xomed.

          SECTION 7.12. RELEASE OF SECURITY INTERESTS. Microtek shall provide evidence satisfactory (or shall make satisfactory arrangements for the provision thereof) to Xomed's counsel that all security interests in the Microtek Transferred Assets and the Microtek Head & Neck Assumed Contracts have been released.

          SECTION 8.  CONDITIONS PRECEDENT TO MICROTEK'S OBLIGATIONS.

          The obligations of Microtek hereunder are subject to the conditions that on or prior to the Closing Date:

          SECTION 8.1. REPRESENTATIONS AND WARRANTIES TRUE AT CLOSING. The representations and warranties of Xomed contained in this Agreement (including the Schedules hereto) or in any certificate or document delivered pursuant to the provisions hereof or in connection with the transactions contemplated hereby shall be true and correct on and as of the Closing Date as though such representations and warranties were made at and as of such date, except as otherwise contemplated herein.

          SECTION 8.2. COMPLIANCE WITH AGREEMENT. Xomed shall have performed and complied with all agreements and covenants required by this Agreement to be performed or complied with by them prior to or at the Closing.

          SECTION 8.3. BRING-DOWN CERTIFICATES OF XOMED. Xomed shall have delivered to Microtek copies of the resolutions of the Board of Directors of Xomed authorizing the transactions contemplated herein, with such resolutions to be certified to be true and correct by its Secretary or Assistant Secretary of Xomed, dated the Closing Date, certifying in such detail as Microtek may reasonably request, to the fulfillment of the conditions specified in Sections 8.1 and 8.2.

          SECTION 8.4. CASUALTY. No substantial portion of the Xomed Transferred Assets shall have been stolen, taken by eminent domain or subject to condemnation nor shall any fire, accident, flood or other casualty or act of God or a public enemy have resulted in a material adverse effect on the assets, business, operations or prospects of the Xomed Drape Products business.

          SECTION 8.5. CONSULTING SERVICES AND NONCOMPETE AGREEMENT. Gary Tatge shall have entered into the Consulting Services and Noncompete Agreement with Xomed.

          SECTION 8.6. MANUFACTURING AGREEMENT. Xomed shall have executed the Manufacturing Agreement.

          SECTION 8.7. INTERNATIONAL PRODUCT MANAGEMENT AGREEMENT. Xomed shall have executed the International Product Management Agreement.

          SECTION 8.8. STERILIZATION AGREEMENT. Xomed shall have executed the Sterilization Agreement.

          SECTION 8.9. OPINION OF COUNSEL. Microtek shall have received from Willkie Farr & Gallagher, counsel to Xomed, an opinion in the form of Exhibit D-2.

          SECTION 8.10. XOMED INVENTORY SCHEDULE. Microtek shall have received the Xomed Inventory Schedule and agreed to the valuations set forth therein.

          SECTION 8.11. INSTRUMENTS OF TRANSFER. Microtek shall have received such bills of sale, endorsements, assignments and other instruments of transfer and conveyance that are satisfactory in form and substance to counsel for Microtek.

          SECTION 8.12. RELEASE OF SECURITY INTERESTS. Xomed shall provide evidence satisfactory (or shall make satisfactory arrangements for the provision thereof) to Microtek's counsel that all security interests in the Xomed Transferred Assets and the Xomed Drape Assumed Contracts have been released.

          SECTION 9.  INDEMNIFICATION.

          SECTION 9.1.  XOMED'S INDEMNIFICATION.

          (a) Xomed will indemnify and hold harmless Microtek and each of its directors, officers, employees, advisors, affiliates, agents and shareholders from and against any and all losses, damages, liabilities, costs, claims and expenses, including, but not limited to, attorney's fees arising out of, based upon or resulting from:

               (i) any inaccuracy of any representation or warranty of Xomed which is contained in or made pursuant to this Agreement;

               (ii) any breach by Xomed of any of its agreements, covenants or obligations contained in or made pursuant to this Agreement; or

               (iii) any liabilities relating to the Xomed Transferred Assets arising on or prior to the Closing Date.

          (b) Xomed shall have no obligation to indemnify Microtek under this Section for any breach of Xomed's representations and warranties made in or pursuant to this Agreement, until such time, if any, as the aggregate amount of the liabilities, losses, damages, claims, costs and expenses arising out of such breach exceeds $250,000, and then only to the extent of such excess.

          SECTION 9.2.  MICROTEK'S INDEMNIFICATION.

          (a) Microtek will indemnify and hold harmless Xomed and each of its directors, officers, employees, advisors, affiliates, agents and shareholders from and against any and all losses, damages, liabilities, costs, claims and expenses, including, but not limited to, attorney's fees arising out of, based upon or resulting from:

               (i) any inaccuracy of any representation or warranty of Microtek which is contained in or made pursuant to this Agreement;

               (ii) any breach by Microtek of any of its agreements, covenants or obligations contained in or made pursuant to this Agreement; or

               (iii) any liabilities relating to the Microtek Transferred Assets arising on or prior to the Closing Date.

          (b) Microtek shall have no obligation to indemnify Xomed under this Section for any breach of Microtek's representations and warranties made in or pursuant to this Agreement, until such time, if any, as the aggregate amount of the liabilities, losses, damages, claims, costs and expenses arising out of such breach exceeds $250,000, and then only to the extent of such excess.

          SECTION 9.3.  CLAIMS PROCEDURES.

          (a) Promptly after the receipt by any party hereto of notice under this section of (i) any claim or (ii) the commencement of any action or proceeding, such party (the "Aggrieved Party") will, if a claim with respect thereto is to be made against any party obligated to provide indemnification (the Indemnifying Party") pursuant to this Section, give such Indemnifying Party written notice of such claim or the commencement of such action or proceeding and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting from such claim. Failure by the Indemnifying Party to notify the Aggrieved Party of its election to defend any such action within a reasonable time, but in no event more than fifteen
(15) days after notice thereof shall have been given to the Indemnifying Party, shall be deemed a waiver by the Indemnifying Party of its right to defend such action.

          (b) If the Indemnifying Party assumes the defense of any such claim or litigation resulting therefrom, the obligations of the Indemnifying Party as to such claim shall be limited to taking all steps necessary in the defense or settlement of such claim or litigation resulting therefrom and to holding the Aggrieved Party harmless from and against any and all losses, damages and liabilities caused by or arising out of any settlement approved by the Indemnifying Party or any judgment in connection with such claim or litigation resulting therefrom. The Aggrieved Party may participate, at its expense, in the defense of such claim or litigation; PROVIDED that the Indemnifying Party shall direct and control the defense of such claim or litigation. The Indemnifying Party shall not, in the defense of such claim or any litigation resulting therefrom consent to entry of any judgment or enter into any settlement, except with the written consent of the Aggrieved Party, which does not include as an unconditional term thereof the giving by the claimant or the plaintiff to the Aggrieved Party of a release from all liability in respect of such claim or litigation.

          (c) If the Indemnifying Party shall not assume the defense of any such claim or litigation resulting therefrom, the Aggrieved Party may defend against such claim or litigation in such manner as it may deem appropriate and, unless the Indemnifying Party shall deposit with the Aggrieved Party a sum equivalent to the total amount demanded in such claim or litigation, or shall deliver to the Aggrieved Party a surety bond or an irrevocable letter of credit in form and substance reasonably satisfactory to the Aggrieved Party, the Aggrieved Party may settle such claim or litigation on such terms as it may deem appropriate, and the Indemnifying Party shall promptly reimburse the Aggrieved Party for the amount of all reasonable expenses, legal or otherwise, incurred by the Aggrieved Party in connection with the defense against or settlement of such claims or litigation. If no settlement of such claim or litigation is made, the Indemnifying Party shall promptly reimburse the Aggrieved Party for the amount of any judgment rendered with respect to such claim or in such litigation and for all expenses, legal or otherwise, incurred by the Aggrieved Party in the defense against such claim or litigation.

          SECTION 10. NATURE AND SURVIVAL OF REPRESENTATIONS

          All statements contained in any certificate or other instrument executed and delivered by Xomed or Microtek pursuant to this Agreement or in connection with the transactions contemplated hereby shall be deemed representations and warranties by Xomed and Microtek, respectively, hereunder. All representations and warranties and agreements made by the parties hereto in this Agreement or pursuant hereto shall survive the Closing hereunder and any investigation at any time made by or on behalf of Xomed or Microtek, PROVIDED, HOWEVER, that neither party shall not commence any action against the other party in respect of any provision of this Agreement at any time more than twelve (12) months after the Closing Date.

          SECTION 11. MISCELLANEOUS.

          SECTION 11.1. SUCCESSORS AND ASSIGNS. Except as otherwise provided in this Agreement, no party hereto shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other party hereto and any such attempted assignment without such prior written consent shall be void and of no force and effect. This Agreement shall inure to the benefit of and shall be binding upon the successors and permitted assigns of the parties hereto.

          SECTION 11.2. GOVERNING LAW, JURISDICTION. This Agreement shall be construed, performed and enforced in accordance with, and governed by, the laws of the State of Delaware, without giving effect to the principles of conflicts of laws thereof. The parties hereto irrevocably elect as the sole judicial forum for the adjudication of any matters arising under or in connection with this Agreement, and consent to the jurisdiction of, the courts of the State of Delaware.

          SECTION 11.3. EXPENSES. Except as otherwise provided herein, each of the parties hereto shall pay its own expenses in connection with this Agreement and the transactions contemplated hereby, including, without limitation, any legal and accounting fees, whether or not the transactions contemplated hereby are consummated.

          SECTION 11.4. BROKER'S AND FINDER'S FEES. Each of the parties represents and warrants that it has dealt with no broker or finder in connection with any of the transactions contemplated by this Agreement and, insofar as it knows, no other broker or other person is entitled to any commission or finder's fee in connection with any of these transactions.

          SECTION 11.5. FORCE MAJEURE. Neither party shall be liable for any failure of or delay in the performance of this Agreement for the period that such failure or delay is due to acts of God, public enemy, civil war, strikes or labor disputes, or any other cause beyond the parties' reasonable control. Each party agrees to notify the other party promptly of the occurrence of any such cause and to carry out this Agreement as promptly as practicable after such cause is terminated.

          SECTION 11.6. SEVERABILITY. In the event that any part of this Agreement is declared by any court or other judicial or administrative body to be null, void or unenforceable, said provision shall survive to the extent it is not so declared, and all of the other provisions of this Agreement shall remain in full force and effect.

          SECTION 11.7. NOTICES. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given (i) on the date of service, if served personally on the party to whom notice is to be given; (ii) on the day of transmission, if sent via facsimile transmission to the facsimile number given below, and telephonic confirmation of receipt is obtained promptly after completion of transmission; (iii) on the day after delivery to Federal Express or similar overnight courier or the Express Mail service maintained by the United States Postal Service; or (iv) on the fifth day after mailing, if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid and properly addressed, to the party as follows:

     If to Xomed:
                      Xomed, Inc.
                      6743 Southpoint Drive North
                      Jacksonville, Florida 32216
                      Attn:  Mark K. Adams
                      Telecopy:  (904) 296-1004


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

     Copy to:
                      Willkie Farr & Gallagher
                      One Citicorp Center
                      153 East 53rd Street
                      New York, New York 10022
                      Attn: Peter H. Jakes, Esq.
                      Telecopy: (212) 821-8111


     If to Microtek:
                      Microtek Medical, Inc.
                      512 Lehmberg Road
                      Columbus, Mississippi 39702
                      Attn: Kimber L. Vought
                      Telecopy: (601) 329-9176

     Copy to:
                      Crouch & Hallett, L.L.P.
                      717 N. Harwood, Suite 1400
                      Dallas, Texas  75201
                      Attn: Bruce H. Hallett
                      Telecopy:  (214) 953-0576


          Any party may change its address for the purpose of this Section by giving the other party written notice of its new address in the manner set forth above.

          SECTION 11.8. AMENDMENTS; WAIVERS. This Agreement may be amended or modified, and any of the terms, covenants, representations, warranties or conditions hereof may be waived, only by a written instrument executed by the parties hereto, or in the case of a waiver, by the party waiving compliance. Any waiver by any party of any condition, or of the breach of any provision, term, covenant, representation or warranty contained in this Agreement, in any one or more instances, shall not be deemed to be nor construed as a further or continuing waiver of any such condition, or of the breach of any other provision, term, covenant, representation or warranty of this Agreement.

          SECTION 11.9. PUBLIC ANNOUNCEMENTS. The parties agree that after the signing of this Agreement, neither party shall make any press release or public announcement concerning this transaction without the prior written approval of the other party unless a press release or public announcement is required by law. If any such announcement or other disclosure is required by law, the disclosing party agrees to give the nondisclosing party prior notice and an opportunity to comment on the proposed disclosure.


                                    24


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          SECTION 11.10. ENTIRE AGREEMENT.  This Agreement contains the entire understanding between the parties hereto with respect to the transactions contemplated hereby and supersedes and replaces all prior and contemporaneous agreements and understandings, oral or written, with regard to such transactions. All schedules hereto and any documents and instruments delivered pursuant to any provision hereof are expressly made a part of this Agreement as fully as though completely set forth herein.

          SECTION 11.11. PARTIES IN INTEREST. Nothing in this Agreement is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than Xomed and Microtek and their respective successors and permitted assigns. Nothing in this Agreement is intended to relieve or discharge the obligations or liability of any third persons to Xomed or Microtek. No provision of this Agreement shall give any third persons any right of subrogation or action over or against Xomed or Microtek.

          SECTION 11.12. SECTION AND PARAGRAPH HEADINGS. The section and paragraph headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

          SECTION 11.13. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but both of which shall constitute the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                              XOMED, INC.


                              By:
                                 --------------------------------------------
                                 Name:
                                 Title:


                              MICROTEK MEDICAL, INC.


                              By:
                                 --------------------------------------------
                                 Name:
                                 Title:







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